UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

Item 1. Schedule of Investments.

SunAmerica Specialty Series - 2015 High Watermark Fund

PORTFOLIO OF INVESTMENTS - July 31, 2011 – (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 15.6%
Federal Home Loan Mtg. Corp. - 4.3%
zero coupon due 11/24/14	$2,260,000	$2,162,348
zero coupon due 06/01/15	5,000,000	4,696,690

		6,859,038

Resolution Funding - 11.3%
Resolution Funding Corp. STRIPS
zero coupon due 07/15/15	19,054,000	18,090,229

Total U.S. Government Agencies (cost $23,156,500)		24,949,267

U.S. GOVERNMENT TREASURIES - 79.6%
United States Treasury Bonds - 79.6%
U.S. Treasury Bond STRIPS
zero coupon due 08/15/15	51,263,000	49,300,140
zero coupon due 08/15/15	81,642,000	78,270,185

Total U.S. Government Treasuries (cost $115,708,258)		127,570,325

Total Long-Term Investment Securities (cost $138,864,758)		152,519,592

SHORT-TERM INVESTMENT SECURITIES - 4.9%
U.S. Government Treasuries - 4.9%
United States Treasury Bills
0.09% due 11/25/11	4,500,000	4,498,448
0.12% due 09/29/11(1)	3,400,000	3,399,694

Total Short-Term Investment Securities (cost $7,897,964)		7,898,142

REPURCHASE AGREEMENT - 0.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/29/11, to be repurchased 08/01/11 in the amount of $350,000 and collateralized by $330,000 of United States Treasury Notes, bearing interest at 3.63%, due 02/15/20 and having an approximate value of $361,350 (cost $350,000)	350,000	$350,000

TOTAL INVESTMENTS (cost $147,112,722)(2)	100.3%	160,767,734
Liabilities in excess of other assets	(0.3)	(491,990)

NET ASSETS	100.0%	$160,275,744

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of July 31, 2011	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	September 2011	$63,312	$64,420	$1,108

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies	$—	$24,949,267	$—	$24,949,267
U.S. Government Treasuries	—	127,570,325	—	127,570,325
Short-Term Investment Securities:
U.S. Government Treasuries	—	7,898,142	—	7,898,142
Repurchase Agreement	—	350,000	—	350,000
Other Financial Instruments@
Open Futures Contracts - Appreciation	1,108	—	—	1,108

Total	$1,108	$160,767,734	$—	$160,768,842

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - July 31, 2011 – (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 8.3%
Resolution funding Corp. - 8.3%
Resolution Funding Corp. STRIPS
zero coupon due 07/15/20 (cost $4,871,672)	$7,000,000	$5,302,024

U.S. GOVERNMENT TREASURIES - 85.4%
United States Treasury Bonds - 85.4%
U.S. Treasury Bond STRIPS
zero coupon due 08/15/20 (cost $46,921,295)	70,890,000	54,481,162

Total Long-Term Investment Securities (cost $51,792,967)		59,783,186

SHORT-TERM INVESTMENT SECURITIES - 5.2%
U.S. Government Treasuries - 5.2%
United States Treasury Bills
0.09% due 11/25/11	3,150,000	3,148,913
0.12% due 09/29/11(1)	150,000	149,987

Total Short-Term Investment Securities (cost $3,299,011)		3,298,900

REPURCHASE AGREEMENT - 1.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/29/11, to be repurchased 08/01/11 in the amount of $788,001 and collateralized by $735,000 of United States Treasury Notes, bearing interest at 3.63%, due 02/15/20 and having an approximate value of $804,825 (cost $788,000)	788,000	$788,000

TOTAL INVESTMENTS (cost $55,879,978)(2)	100.1%	63,870,086
Liabilities in excess of other assets	(0.1)	(87,510)

NET ASSETS	100.0%	$63,782,576

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of July 31, 2011	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	September 2011	$63,312	$64,420	$1,108

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies	$—	$5,302,024	$—	$5,302,024
U.S. Government Treasuries	—	54,481,162	—	54,481,162
Short-Term Investment Securities:
U.S. Government Treasuries	—	3,298,900	—	3,298,900
Repurchase Agreement	—	788,000	—	788,000
Other Financial Instruments@
Open Futures Contracts - Appreciation	1,108	—	—	1,108

Total	$1,108	$63,870,086	$—	$63,871,194

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - July 31, 2011** - (unaudited)

Security Description	Principal Amount/ Shares	Value (Note 2)
U.S. CORPORATE BONDS & NOTES - 0.4%
Diversified Financial Services - 0.4%
General Electric Capital Corp. FRS FDIC Guar. Notes 0.55% due 06/08/12	$1,000,000	$1,003,781
General Electric Capital Corp. FDIC Guar. Notes 2.20% due 06/08/12	500,000	508,177

Total U.S. Corporate Bonds & Notes (cost $1,499,917)		1,511,958

COMMODITY INDEX-LINKED NOTES - 9.3%
Credit Suisse New York FRS (Indexed to the S&P GSCI Light Energy Total Return Index) Senior Notes 0.04% due 01/24/12*(3)	18,000,000	21,749,319
UBS AG FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.19% due 05/18/12*(3)	15,000,000	12,011,850

Total Commodity Index-Linked Notes (cost $33,000,000)		33,761,169

HEDGE FUND INDEX-LINKED NOTES - 3.0%
Deutsche Bank AG London (Indexed to the HFRX Global Hedge Fund Index) Bank Guar. Notes zero coupon due 09/14/12(2)(3)(5) (cost $10,000,000)	10,000,000	10,974,000

U.S. GOVERNMENT AGENCIES - 52.3%
Federal Farm Credit Bank - 8.2%
2.20% due 03/28/16	23,250,000	23,254,766
2.40% due 09/27/16	6,575,000	6,576,368

		29,831,134

Federal Home Loan Bank - 11.8%
1.40% due 12/30/14	15,000,000	15,016,605
1.55% due 05/15/15	15,000,000	15,003,870
2.00% due 12/09/15(2)	7,945,000	7,958,641
2.75% due 08/12/13	5,000,000	5,003,490

		42,982,606

Federal Home Loan Mtg. Corp. - 15.3%
2.00% due 08/25/15	10,000,000	10,011,280
2.00% due 04/21/16	15,000,000	14,986,740
2.25% due 08/12/15	30,629,000	30,648,786

		55,646,806

Federal National Mtg. Assoc. - 17.0%
0.90% due 04/30/15 FRS	7,000,000	7,026,407
1.20% due 09/27/13(2)	15,000,000	15,016,560
1.75% due 08/18/14	15,000,000	15,008,235
1.85% due 09/09/15	10,000,000	10,017,260
2.00% due 01/09/12	5,000,000	5,038,995
2.00% due 08/24/15	10,000,000	10,011,800

		62,119,257

Total U.S. Government Agencies (cost $190,704,321)		190,579,803

U.S. GOVERNMENT TREASURIES - 3.4%
United States Treasury Notes - 3.4%
0.63% due 04/15/13 TIPS(6)	1,603,350	1,656,211
1.50% due 07/15/12	1,000,000	1,011,562
1.63% due 01/15/15 TIPS(6)	1,538,186	1,689,121
1.88% due 07/15/13 TIPS(6)	1,722,168	1,834,782
1.88% due 07/15/15 TIPS(6)	1,510,002	1,689,550
2.00% due 01/15/14 TIPS(6)	1,589,562	1,724,303
2.00% due 07/15/14 TIPS(6)	1,558,167	1,713,619
2.63% due 06/30/14	1,000,000	1,060,234

Total U.S. Government Treasuries (cost $11,163,907)		12,379,382

EXCHANGE-TRADED FUNDS - 3.4%
iShares Barclays MBS Bond Fund	68,700	7,373,571
iShares iBoxx Investment Grade Corporate Bond Fund	43,700	4,912,754

Total Exchange-Traded Funds (cost $11,888,845)		12,286,325

CALL OPTIONS - PURCHASED† - 0.5%
Call Options - Purchased(7) (cost $2,862,525)	1,000	1,750,000

PUT OPTIONS - PURCHASED† - 2.3%
Put Options - Purchased(7) (cost $10,611,475)	2,700	8,468,500

Total Long-Term Investment Securities (cost $271,730,990)		271,711,137

SHORT-TERM INVESTMENT SECURITIES - 11.2%
U.S. Government Treasuries - 11.2%
United States Treasury Bills
0.05% due 10/20/11(4)	$10,000,000	9,998,000
0.06% due 08/04/11(2)	10,000,000	9,999,950
0.10% due 10/20/11(4)	8,000,000	7,998,400
0.21% due 09/22/11(2)(4)	3,000,000	2,999,077
0.25% due 09/22/11(2)(4)	10,000,000	9,996,418

Total Short-Term Investment Securities (cost $40,992,445)		40,991,845

REPURCHASE AGREEMENTS - 18.3%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/29/11, to be repurchased 08/01/11 in the amount of $46,894,039 and collateralized by $45,665,000 of Federal Home Loan Mtg. Assoc., bearing interest at 5.13% due 07/15/12 and having an approximate value of $47,834,088.	46,894,000	46,894,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/29/11, to be repurchased 08/01/11 in the amount of $19,829,501 and collateralized by $19,810,000 of United States Treasury Notes, bearing interest at 1.38% due 05/15/13 and having an approximate value of $20,229,225(2).	19,829,485	19,829,485

Total Repurchase Agreements (cost $66,723,485)		66,723,485

TOTAL INVESTMENTS (cost $379,446,920)(1)	104.1%	379,426,467
Liabilities in excess of other assets	(4.1)	(15,042,542)

NET ASSETS	100.0%	$364,383,925

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At July 31, 2011, the aggregate value of these securities was $33,761,169 representing 9.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**	Consolidated; see Note 1 and Note 4.
†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.
(2)	All or a portion of this security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	Illiquid security. At July 31, 2011, the aggregate value of these securities was $10,974,000 representing 3.0% of net assets.
(6)	Principal amount of security is adjusted for inflation.
(7)	Options - Purchased

Call Options - Purchased

Issue	Expiration Month	Strike Price	No. of Contracts	Premiums Paid	Value at July 31, 2011	Unrealized Appreciation/ (Depreciation)
Crude Oil December Futures(2)	November 2011	$115	500	$1,780,000	$705,000	$(1,075,000)
S&P 500 E-Mini Index September Futures	September 2011	1,285	500	1,082,525	1,045,000	(37,525)

			1,000	$2,862,525	$1,750,000	$(1,112,525)

Put Options - Purchased
Issue	Expiration Month	Strike Price	No. of Contracts	Premiums Paid	Value at July 31, 2011	Unrealized Appreciation/ (Depreciation)
Crude Oil December Futures(2)	November 2011	$85	1,000	$4,299,000	$2,640,000	$(1,659,000)
Crude Oil December Futures(2)	November 2011	90	250	1,147,500	1,000,000	(147,500)
Crude Oil December Futures(2)	November 2011	95	250	1,550,000	1,460,000	(90,000)
Crude Oil December Futures(2)	November 2011	100	100	710,000	836,000	126,000
Euro FX Currency September Futures	September 2011	1,440	200	838,125	682,500	(155,625)
S&P 500 E-Mini Index September Futures	September 2011	1,285	500	1,113,725	960,000	(153,725)
S&P 500 E-Mini Index September Futures	September 2011	1,300	400	953,125	890,000	(63,125)

			2,700	$10,611,475	$8,468,500	$(2,142,975)

FDIC - Federal Deposit Insurance Corporation

GSCI - Goldman Sachs Commodity Index

HFRX - Hedge Fund Research Index

TIPS - Treasury Inflation Protected Securities

FRS - Floating Rate Security

The rates shown on FRS are the current interest rates at July 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value at July 31, 2011	Unrealized Appreciation/ (Depreciation)
75	Short	Australian $ Currency	September 2011	$7,914,980	$8,198,250	$(283,270)
64	Short	Brent Crude(b)	September 2011	7,454,770	7,471,360	(16,590)
839	Long	CBOE Volatility Index	December 2011	19,958,800	18,499,950	(1,458,850)
563	Long	CBOE Volatility Index	August 2011	11,589,600	11,879,300	289,700
73	Short	Copper(b)	September 2011	7,926,425	8,175,088	(248,663)
130	Short	Corn(b)	December 2011	3,983,375	4,346,875	(363,500)
190	Short	EURO FX Currency	September 2011	33,816,437	34,076,500	(260,063)
305	Short	EURO STOXX 50 Index	September 2011	12,240,586	11,718,920	521,666
1073	Short	EURO STOXX Bank Index	September 2011	11,670,215	11,031,528	638,687
91	Long	Gold 100 OZ(b)	December 2011	14,430,110	14,843,920	413,810
57	Short	IBEX 35 Index(a)	August 2011	7,824,218	7,794,656	29,562
243	Short	Mexican Peso Currency	September 2011	10,204,837	10,315,350	(110,513)
91	Short	Nasdaq 100 E-Mini Index	September 2011	4,049,235	4,293,835	(244,600)
58	Short	Nickel(b)	September 2011	7,552,714	8,694,084	(1,141,370)
178	Short	NIKKEI 225 Index	September 2011	8,558,600	8,748,700	(190,100)
53	Short	Palladium(b)	September 2011	3,974,170	4,386,810	(412,640)
99	Short	Russell 2000 Mini Index	September 2011	7,800,140	7,875,450	(75,310)
115	Long	S&P MidCap 400 E-Mini Index	September 2011	10,668,600	10,829,550	160,950
33	Short	Silver(b)	December 2011	6,041,075	6,621,615	(580,540)
885	Short	STOXX 600 Bank Index	September 2011	11,495,963	10,999,823	496,140
727	Short	STOXX 600 Insurance Index	September 2011	8,243,211	7,954,825	288,386
767	Long	VSTOXX Mini Index(b)	August 2011	2,842,849	2,821,380	(21,469)
200	Short	Wheat (CBT)(b)	December 2011	7,807,750	7,157,500	650,250
85	Short	WTI Crude(b)	September 2011	8,221,900	8,134,500	87,400

						$(1,830,927)

(a)	These foreign equity index futures contracts were valued using fair value procedures at July 31, 2011. The aggregate appreciation (depreciation) of these futures contracts was $29,562 representing 0.0% of net assets. Foreign equity index futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity index futures contracts.
(b)	All or a portion of this security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$1,511,958		$—	$1,511,958
Commodity Index-Linked Notes	—	33,761,169		—	33,761,169
Hedge Fund Index-Linked Notes	—	10,974,000		—	10,974,000
U.S Government Agencies	—	190,579,803		—	190,579,803
U.S. Government Treasuries	—	12,379,382		—	12,379,382
Exchange Traded Funds	12,286,325	—		—	12,286,325
Call Options - Purchased	1,750,000	—		—	1,750,000
Put Options - Purchased	8,468,500	—		—	8,468,500
Short-Term Investment Securities:
U.S. Government Treasuries	—	40,991,845		—	40,991,845
Repurchase Agreements	—	66,723,485		—	66,723,485
Other Financial Instruments@
Open Futures Contracts - Appreciation	3,546,989	29,562	#	—	3,576,551

Total	$26,051,814	$356,951,204		$—	$383,003,018

LIABILITIES:
Other Financial Instruments@
Open Futures Contracts - Depreciation	$5,407,478	$—		$—	$5,407,478

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
#	Includes foreign equity index futures contracts whose values were adjusted for fair value pricing procedures for foreign equity index futures contracts; therefore these securities were classified as Level 2 instead of Level 1. The aggregate appreciation/(depreciation) of these foreign equity index futures contracts was $29,562 representing 0.0% of net assets; see Note 2.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Global Trends Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - July 31, 2011* - (unaudited)

TOTAL INVESTMENTS
(cost $ - )(1)		$—
Other assets less liabilities	100.0%	90,241,550

NET ASSETS	100.0%	$90,241,550

*	Consolidated; see Note 1 and Note 4.
(1)	See Note 3 for cost of investments on a tax basis.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of July 31, 2011	Unrealized Appreciation (Depreciation)
46	Long	Euro Bund	September 2011	$8,458,480	$8,616,453	$157,973
90	Long	FTSE 100 Index(a)	September 2011	8,624,169	8,465,902	(158,267)
53	Long	Gold 100 OZ(b)	December 2011	8,580,750	8,645,360	64,610
60	Long	Hang Seng Index	August 2011	8,650,431	8,593,424	(57,007)
133	Long	Nikkei 225 Index(a)	September 2011	17,285,705	17,017,740	(267,965)
125	Long	Sugar #11(b)	October 2011	4,281,312	4,173,400	(107,912)
138	Long	US Treasury 10YR Notes	September 2011	17,167,781	17,344,875	177,094

						$(191,474)

(a)	These foreign equity index futures contracts were valued using fair value procedure at July 31, 2011. The aggregate appreciation (depreciation) of these futures contracts was $(426,232) representing (0.5)% of net assets. Foreign equity index futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity index futures contracts.
(b)	All or a portion of this security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	MXN	97,829,000	USD	8,321,481	10/19/2011	$35,484	$—
	USD	16,528,628	MXN	194,228,000	10/19/2011	—	(77,752)

						35,484	(77,752)

HSBC Bank USA	MXN	100,656,000	USD	8,541,969	10/19/2011	16,528	—

Royal Bank of Canada	BRL	19,641,000	USD	12,552,084	10/19/2011	116,806	—
	MXN	93,572,000	USD	7,912,062	10/19/2011	—	(13,373)
	USD	12,370,283	BRL	19,641,000	10/19/2011	64,995	—
	USD	8,348,036	MXN	97,829,000	10/19/2011	—	(62,039)

						181,801	(75,412)

Net Unrealized Appreciation/(Depreciation)						$233,813	$(153,164)

BRL - Brazilian Real

MXN - Mexican Peso

USD - United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Other Financial Instruments@
Open Futures Contracts - Appreciation	$399,677	$—		$—	$399,677
Open Forward Foreign Currency Contracts - Appreciation	—	233,813		—	233,813

Total	$399,677	$233,813		$—	$633,490

LIABILITIES:
Other Financial Instruments@
Open Futures Contracts - Depreciation	164,919	426,232	#	—	591,151
Open Forward Foreign Currency Contracts - Depreciation	—	153,164		—	153,164

Total	$546,916	$579,396		$—	$744,315

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
#	Includes foreign equity index futures contracts whose values were adjusted for fair value pricing procedures for foreign equity index futures contracts, therefore these securities were classified as Level 2 instead of Level 1. The aggregate unrealized appreciation/(depreciation) of these foreign equity index futures contracts was $(426,232) representing (0.5)% of net assets; see Note 2.

See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS – July 31, 2011 (unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Alternative Strategies Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund (the “Alternative Strategies Fund”). The Alternative Strategies Subsidiary was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of July 31, 2011, net assets of the Alternative Strategies Fund were $364,383,925, of which approximately $82,889,559, or approximately 22.7%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

The SunAmerica Global Trends Cayman Fund, Ltd. (the “Global Trends Subsidiary”), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the SunAmerica Global Trends Fund (the “Global Trends Fund”). The Global Trends Subsidiary was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund’s prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of July 31, 2011, net assets of the Global Trends Fund were $90,241,550, of which approximately $18,818,212, or approximately 20.9%, represented the Global Trends Fund’s ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 2. Security Valuation

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the “Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SunAmerica Asset Management Corp., the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board etc.)

Level 3 - Significant unobservable inputs (including inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summaries of inputs used to value the Funds’ net assets as of July 31, 2011 are reported on a schedule following the Portfolio of Investments.

Derivative Instruments

The following tables represent the value of derivatives held as of July 31, 2011, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of July 31, 2011, please refer to the Portfolio of Investments.

	2015 High Watermark Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$420

(1)	The Fund’s derivative contracts held during the period ended July 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $64,831.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $1,108 as reported in the Portfolio of Investments.

	2020 High Watermark Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$420

(1)	The Fund’s derivative contracts held during the period ended July 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $64,831.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $1,108 as reported in the Portfolio of Investments.

	SunAmerica Alternative Strategies Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(5)	$—	$56,605
Call and put options purchased at value(6)	2,895,000	—
Interest rate contracts
Futures contracts (variation margin)(3)(5)	—	—
Put options purchased at value (7)	—	—
Commodity contracts
Futures contracts (variation margin)(4)(5)	409,417	—
Call and put options purchased at value(8)	6,641,000	—
Foreign exchange contracts
Futures contracts (variation margin)(5)(9)	—	135,925
Put options purchased at value(10)	682,500	—

	$10,627,917	$192,530

(1)	The Fund’s derivative contracts held during the period ended July 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $89,162,351.
(3)	The average value outstanding for interest rate futures contracts was $11,588,430.
(4)	The average value outstanding for commodity futures contracts was $80,642,426.
(5)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(1,830,927) as reported in the Portfolio of Investments.
(6)	The average value outstanding for purchased option contracts on equity contracts was $697,500.
(7)	The average value outstanding for purchased option contracts on interest rate contracts was $14,063.
(8)	The average value outstanding for purchased option contracts on commodity contracts was $2,509,194.
(9)	The average value outstanding for foreign currency futures contracts was 42,174,504.
(10)	The average value outstanding for purchased option contracts on currency contracts was $152,500

	SunAmerica Global Trends Fund
Derivative Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(5)	$—	$344,118
Interest rate contracts
Futures contracts (variation margin)(3)(5)	225,759	—
Commodity contracts
Futures contracts (variation margin)(4)(5)	64,100	—
Foreign exchange contracts
Forward foreign currency contracts(6)	233,813	153,164

	$523,672	$497,282

(1)	The Portfolio’s derivative contracts held during the period ended July 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding since the Fund’s inception date for equity futures contracts was $30,241,001.
(3)	The average value outstanding since the Fund’s inception date for interest rate futures contracts was $22,682,109.
(4)	The average value outstanding since the Fund’s inception date for commodity futures contracts was $9,624,967.
(5)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) of $(191,474) as reported in the Portfolio of Investments.
(6)	The average notional amount outstanding since the date of inception for forward foreign currency contracts was $46,537,236.

Futures Contracts. The 2015 High Watermark Fund and the 2020 High Watermark Fund (each, a “High Watermark Fund” and collectively, the “High Watermark Funds”) may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended July 31, 2011, the High Watermark Funds invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended July 31, 2011, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transaction. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended July 31, 2011, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

Futures contracts are reported on a schedule following the Portfolio of Investments. As of July 31, 2011, the following Funds had open futures contracts: 2015 High Watermark Fund, 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Pursuant to a futures contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the High Watermark Funds of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund’s and Global Trend Fund’s use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

Currency Contracts. The Global Trends Fund may enter into forward foreign currency contracts (“forward contracts”) for investment purposes in order to gain currency exposure and enhance return. During the period ended July 31, 2011, the SunAmerica Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure and enhance return. As of July 31, 2011, the SunAmerica Global Trends Fund has open forward contracts which are reported on a schedule following the Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Funds of entering into forward contracts include counterparty risk and market risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended July 31, 2011, the Alternative Strategies Fund used option contracts to increase/decrease the Fund’s market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. As of July 31, 2011, Alternative Strategies Fund had open options contracts, which are reported on a schedule following the Portfolio of Investments.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Transactions in options written during the period ended July 31, 2011 are summarized as follows:

	Alternative Strategies Fund
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2010	707	$1,720,840
Options written	60	61,200
Options terminated in closing purchase transactions	(658)	(1,529,530)
Options expired	(60)	(61,200)
Options exercised	(49)	(191,310)

Options outstanding at July 31, 2011	—	$—

Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities. During the period ended July 31, 2011, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended July 31, 2011, the Alternative Strategies Fund invested in hedge fund-linked notes in order to gain exposure to hedge funds.

Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

Note 3. Federal Income Taxes

At July 31, 2011, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

	2015 High Watermark Fund	2020 High Watermark Fund	SunAmerica Alternative Strategies Fund	SunAmerica Global Trends Fund
Cost	$147,112,722	$56,026,164	$377,349,056	$—

Appreciation	$13,655,194	$7,990,236	$6,514,861	$—
Depreciation	(182)	(146,314)	(6,535,314)	—

Unrealized appreciation (depreciation) – net	$13,655,012	$7,843,922	$(20,453)	$—

Note 4. Transactions with Affiliates

As discussed in Note 1, the Alternative Strategies Fund and Global Trends Fund each owned 100% of its respective Subsidiary. During the period ended July 31, 2011, the Alternative Strategies Fund and Global Trends Fund each recorded unrealized gain/(loss) on the investment in its Subsidiary as follows:

Consolidated Subsidiary	Net Assets at October 31, 2010	Purchases	Realized Gain/(Loss)	Sales Proceeds	Dividend Income	Unrealized Gain/(Loss)	Net Assets as of July 31, 2011
SunAmerica Alternative Strategies Cayman Fund, Ltd.	$90,778,713	$3,000,000	$2,392,445	$10,000,000	$—	$(3,281,599)	$82,889,559
SunAmerica Global Trends Cayman Fund, Ltd.	—	16,865,000	—	—	—	1,953,212	18,818,212

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy President

Date:	September 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date:	September 29, 2011

By:	/s/ Donna M. Handel
Donna M. Handel Treasurer

Date:	September 29, 2011